October 1, 2021
Pioneer VCT Portfolios
Supplement to the May 1, 2021 Class I and Class II Shares Prospectus and Summary Prospectus, as in effect and as may be amended from time to time
Fund
Pioneer Bond VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Strategic Income VCT Portfolio

The following supplements information in the sections entitled “Portfolio summary - Principal investment strategies” and “More on the portfolio’s investment objective(s) and strategies - Principal investment strategies” in the Prospectus and “Principal investment strategies” in the Summary Prospectus.
ESG considerations
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
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